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                                                                Exhibit 23(c)

                CONSENT OF BAKER, DONELSON, BEARMAN & CALDWELL


We hereby consent to the incorporation by reference of our opinion contained in Registrant's Registration Statement on Form S-3, No. 33-8029 and to the reference to us in the Prospectus that is a part of this Registration Statement on Form S-3. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act.



                                        BAKER, DONELSON, BEARMAN & CALDWELL

                                        April 28, 1995